Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic September 2024 Investor Presentation

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic This presentation contains forward-looking statements that are based on management's beliefs, assumptions, current expectations, estimates and projections about BOK Financial Corporation, the financial services industry, and the economy generally. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “plans,” "outlook", “projects,” “will,” “intends,” variations of such words and similar expressions are intended to identify such forward-looking statements. Management judgments relating to and discussion of the provision and allowance for credit losses, allowance for uncertain tax positions, accruals for loss contingencies and valuation of mortgage servicing rights involve judgments as to expected events and are inherently forward-looking statements. Assessments that acquisitions and growth endeavors will be profitable are necessary statements of belief as to the outcome of future events based in part on information provided by others which BOK Financial has not independently verified. These various forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions which are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Therefore, actual results and outcomes may materially differ from what is expected, implied or forecasted in such forward-looking statements. Internal and external factors that might cause such a difference include, but are not limited to changes in government, changes in commodity prices, interest rates and interest rate relationships, inflation, demand for products and services, the degree of competition by traditional and nontraditional competitors, changes in banking regulations, tax laws, prices, levies and assessments, the impact of technological advances, and trends in customer behavior as well as their ability to repay loans. For a discussion of risk factors that may cause actual results to differ from expectations, please refer to BOK Financial Corporation’s most recent annual and quarterly reports. BOK Financial Corporation and its affiliates undertake no obligation to update, amend, or clarify forward-looking statements, whether as a result of new information, future events, or otherwise. Non-GAAP Financial Measures: This presentation may refer to non-GAAP financial measures. Additional information on these financial measures is available in BOK Financial’s 10-Q and 10-K filings with the Securities and Exchange Commission which can be accessed at bokf.com. All data is presented as of June 30, 2024 unless otherwise noted. Legal Disclaimers 2

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic NASDAQ: BOKF *Total assets as of 12/31/2023 BROKER/DEALER & INDEPENDENT ADVISORY SERVICES CONSUMER, COMMERCIAL & MORTGAGE BANKING BOK Financial Corporation BOK Financial Asset Management BOK Private Wealth Cavanal Hill BOK Financial ® Bank of Texas Bank of Albuquerque Bank of Oklahoma BOK Financial Mortgage TransFund TRANSACTION & PAYMENT PROCESSION WEALTH MANAGEMENT BOK Financial Securities BOK Financial Advisors Full service markets Additional Wealth Management offices Banking and wealth management services provided by BOKF, NA. Broker/dealer and investment advisory services provided by BOK Financial Securities, Inc. 3 Corporate Snapshot • Top 30 national/regional bank* • Midwest/Southwest franchise • 113 full-service locations across 8 states • Seasoned management team • Proven ability to deliver organic growth • Consistent execution and strategy • Long-term focused Key Statistics as of June 30, 2024 BOK Financial FootprintASSETS $50.4 billion LOANS $24.6 billion DEPOSITS $36.2 billion ASSETS UNDER MANAGEMENT OR ADMINISTRATION $107.5 billion CREDIT RATINGS BOKF, NA BOK Financial Corp. S&P A- (OS) BBB+ (OS) Moody’s Baa1 (OS) Baa1 (OS) Fitch Ratings A (OS) A (OS)

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Core Strategy Build a bank with diverse revenues that can compete upstream and outperform peers across varying economic cycles. Long-term EPS Growth vs. KRX Median 4 "There is no principle more emphasized in our organization than managing for long-term value rather than short-term results." George Kaiser, Chairman BOKF CAGR = 8.6% KRX CAGR = 4.3%

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Diverse Revenue Sources Well diversified 35%-40% of total revenues come from a diverse set of well-established fee income businesses, a differentiator compared to other midsized regional banks Fee income business lines: Brokerage & trading Institutional trading, retail brokerage, investment banking, and customer hedging activities including commodity, interest rate, and foreign exchange Transaction card ATM network and merchant services Fiduciary & asset management Mutual funds; corporate, foundation, and personal trust; 401(k) services; and professional services including mineral management Mortgage banking Direct mortgage originations and mortgage servicing 5 59% 11% 12% 5% 6% 4% 3% Net interest revenue Trading & brokerage Fiduciary & asset management Transaction card Deposit service charges Mortgage banking Other revenue Revenue Composition as of 6/30/2024

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Diversified Loan Portfolio Disciplined concentration management, diversified by sector & geography Loan Segmentation Collateral Location as of 6/30/2024 as of 6/30/2024 Commercial real estate Healthcare Loans to individuals Services Energy General business Texas Oklahoma Colorado Arizona Kansas/Missouri New Mexico Other 6 21% 17% 16% 15% 14% 17% 32% 15% 11% 6% 4% 3% 29%

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Diversified Loan Portfolio Portfolio composition as of 6/30/2024 78% 16% 6% Oil & Gas Producers Oil & Gas Midstream Services 9% 8% 83% Hospital Medical Services Senior Housing 39% 24% 17% 11% 2% 7% Multifamily Industrial Office Retail Residential Cons Other Energy Banking • More than 100-year history in energy lending • Focus on first-lien, senior-secured E&P lending, the "sweet spot" in energy lending • Internal staff of 17 petroleum engineers and analysts to confirm collateral values - a material investment that is a key to strong credit performance across the cycle • Minimal exposure to second liens, undeveloped reserves, or other higher-risk components of the capital stack • 50-60% loan to value on proven producing reserves Healthcare Banking • Favorable spreads • Predominately BOK Financial originated commitments - less than 12% of commitments from broadly syndicated transactions • Senior housing commitments real-estate collateralized and secured • Favorable credit metrics Commercial Real Estate • Collateral focused in Texas (29%), Oklahoma (8%), Colorado (9%), Arizona (8%), New Mexico (6%) and Kansas/Missouri (4%) • Allocate 185% of Tier 1 capital plus reserves to CRE (ratio is currently 158%) • Further controls and limitations by product type and geography with concentration guidelines analyzed and adjusted quarterly, as needed • Strong relationship between the front-line production / bankers and credit concurrence officers • Minimal exposure to residential construction and land development (highest risk, most cyclical sector in CRE) $3.5 billion outstanding $4.2 billion outstanding $5.1 billion outstanding

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Dec '21 Dec '22 Dec '23 Jun '24 $— $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000 Strong Core Deposit Franchise Deposit Mix & Cost ($Million) Deposit Mix by Geography 10% 2% 64% 24% 4% 50% 10% 5% 7% 24% Demand Interest-bearing transaction Savings Time 8 Source: Company filings, S&P Global Market Intelligence *Represents deposit cost for year ended 12/31 and for the 3 months ended 6/30 Deposit Mix by Line of Business Total Deposit Breakdown 28% 48% 20% 4% Wealth Commercial Consumer Small Business Commercial Deposit Breakdown 39% 23% 17% 8% 8% 4%1% Corporate Small/Med. Business Energy Native American Healthcare CRE Other IB Deposit Cost (%)* 3.76%2.79%0.53%0.14% 37% 57% 2% 4% 39% 54% 3% 4% 27% 62% 2% 9%

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Wealth Management Primary Lines of Business • Private Wealth / Asset Management - banking and investment management, trust and estate administration, and Cavanal Hill family of funds • Institutional Wealth - Retirement plan services, financial planning, corporate trust, business transition services, institutional investment management, asset custody • Hedging and Risk Management - energy, commodities, FX, interest rate, and mortgage production hedging • Institutional Sales and Trading - Institutional investing, public and corporate finance, reinsurance services • Specialty Asset Management - Mineral management, real estate management, and advisor trust services Wealth Management By The Numbers • Assets under management or administration: $107.5 billion • Fiduciary assets: $61.9 billion • Average loans: $2.2 billion • Average deposits: $9.6 billion • More than $1 trillion in traded securities annually Assets Under Management or Administration ($Billions) Wealth Management Revenue ($Millions) 9Total Fiduciary Assets Assets Held in Safekeeping or Administration 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Jun 2024 $— $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 CAGR: 6.2% Other Operating Revenue NII after loans charged off 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 $— $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 $700.0 CAGR: 8.66% $594.5 $107.5

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Wealth Management Awards, Recognition and Rankings • 12 out of 12 “Best in Class” awards for retirement plans group in 2022 • Eighth largest corporate trustee bank by number of trusteeships and fifth in paying agencies • Among the top bond underwriters and financial advisors in the United States, and #1 in Texas • One of the top 25 firms that fulfills the hedging needs of the mortgage banking industry • Fourteen Lipper awards over the past 12 years for Cavanal Hill 10 Cavanal Hill, 1% BOK Financial Securities, 38% Institutional Wealth, 18% Private Wealth, 43% Cavanal Hill BOK Financial Securities Institutional Wealth Private Wealth Cavanal Hill, 5% BOK Financial Securities, 24% Institutional Wealth, 50% Private Wealth, 21% Cavanal Hill BOK Financial Securities Institutional Wealth Private Wealth Wealth AUM by Line of Business Wealth Revenue by Line of Business For the six months ended June 30, 2024 As of June 30, 2024

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Q2 Financial Highlights * Non-GAAP measure Attributable to shareholders Per share (diluted) Net Income • Net Income of $163.7 million and EPS of $2.54, adjusted for the Visa B gain and related contribution to the BOKF Foundation and the additional FDIC special assessment expense, net income would have been $131.1 million* and EPS $2.02* per share • Asset quality remains strong with criticized levels remaining well below pre-pandemic levels and non- performing assets declining 24% during Q2 • Commercial loan growth annualized is 13.0%, or 9.5% excluding certain seasonal advances • Continued strong capital and liquidity position with deposits growing $858 million during the quarter 11 $151.3 $134.5 $82.6 $83.7 $163.7 $2.27 $2.04 $1.26 $1.29 $2.54 2Q23 3Q23 4Q23 1Q24 2Q24 ($Million, exc. EPS) Q2 2024 Q1 2024 Q2 2023 Net income $163.7 $83.7 $151.3 Diluted EPS $2.54 $1.29 $2.27 Net income before taxes $211.0 $106.9 $195.6 Provision for credit losses $8.0 $8.0 $17.0 Pre-provision net revenue* $219.0 $114.9 $212.3 Efficiency ratio 59.8% 67.1% 58.7%

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Loan Portfolio 12 ($Million) June 30, 2024 Mar. 31, 2024 June 30, 2023 Seq. Loan Growth YOY Loan Growth Energy $ 3,451.5 $ 3,443.7 $ 3,508.8 0.2% (1.6)% Services 3,577.1 3,529.4 3,585.2 1.4% (0.2)% Healthcare 4,231.1 4,245.9 3,991.4 (0.4)% 6.0% General business 4,363.7 3,913.8 3,449.2 11.5% 26.5% Total Commercial $ 15,623.4 $ 15,132.9 $ 14,534.5 3.2% 7.5% Multifamily $ 1,997.3 $ 1,960.8 $ 1,503.0 1.9% 32.9% Industrial 1,215.0 1,344.0 1,349.7 (9.6)% (10.0)% Office 876.9 901.1 1,005.7 (2.7)% (12.8)% Retail 547.7 543.7 617.9 0.7% (11.4)% Residential construction and land development 88.3 83.9 106.4 5.2% (17.0)% Other commercial real estate 358.4 403.1 388.2 (11.1)% (7.7)% Total Commercial real estate $ 5,083.6 $ 5,236.7 $ 4,970.8 (2.9)% 2.3% Loans to individuals $ 3,846.6 $ 3,803.0 $ 3,732.3 1.1% 3.1% Total Loans $ 24,553.6 $ 24,172.6 $ 23,237.7 1.6% 5.7% • Combined Services & General Business (Core C&I) balances increased $498 million • Energy balances increased by $8 million • Healthcare balances decreased $15 million linked quarter • Total Commercial balances increased $491 million linked quarter, a 13.0% annualized growth rate or 9.5% adjusted for certain seasonal advances • Commercial Real Estate balances declined $153 million or 2.9% linked quarter reflecting normal payoff activity

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Credit Quality Metrics • Credit quality remains better than pre-pandemic level with a 24% decline in non-performing assets during the quarter • Trailing 12 months net charge-offs at 9 bps • CRE office exposure is less than 4% of outstanding period end total loan balances, with properties in resilient markets • $8 million credit provision in Q2; with a combined allowance for credit losses of $330 million or 1.34% Net Charge-Offs to Average Loans CRE Office by Location Annualized 13 0.12% 0.11% 0.07% 0.09% 0.11% 2Q23 3Q23 4Q23 1Q24 2Q24 —% 0.20% 0.40% 0.60% 19.1% 18.0% 10.2% 9.4% 11.2% 4Q18 4Q19 4Q23 1Q24 2Q24 —% 10.0% 20.0% 30.0% Committed Criticized Assets / Tier 1 Capital & Reserves In Footprint, 66% Out of Footprint, 33% California, 1% New York, 0%

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Credit Resilience Disciplined Credit Concentration • CRE limit on total committed balances is 185% of tier one capital plus reserves • Office CRE outstandings is less than 4% of total loans 14 100 year history in energy lending and a tested playbook that works • 70% oil / 30% gas-weighted borrowers • Robust stress testing process and 17 petroleum engineers on staff * '24 YTD has been annualized for comparability with prior periods.

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Liquidity & Capital * Non-GAAP measure **Uninsured and non-collateralized deposits excludes intra-bank deposits 15 Q2 2024 Q1 2024 Q2 2023 Loan to Deposit Ratio 67.7% 68.3% 69.8% Period-End Deposits $36.2 billion $35.4 billion $33.3 billion Available Secured Capacity $20.4 billion $20.0 billion $13.6 billion Common Equity Tier 1 12.1% 12.0% 12.1% Total Capital Ratio 13.3% 13.2% 13.2% Tangible Common Equity Ratio * 8.4% 8.2% 7.8% $24.5 $13.0 Potential secured capacity Uninsured and non-collateralized deposits $— $5.0 $10.0 $15.0 $20.0 $25.0 Coverage Ratio ~188% Uninsured Deposit Coverage ($Billion) Liquidity • Period-end deposit balances increased $858 million this quarter • Uninsured and non-collateralized deposit coverage ratio increased ~ 188% at June 30. Capital • Robust capital ratios consistently remain well above regulatory and internal policy thresholds • Tier 1 Common Equity ratio if adjusted to include all securities portfolio losses remained stable at 10.2%* • Tangible Common Equity ratio including held-to-maturity losses was 8.06%*, which is the 3rd highest among top 20 banks as of Q1 2024 • Repurchased 412,176 shares at an average price of $90.38 per share in the open market

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Yields, Rate & Margin Net Interest Income • Net interest income was up $2.4 million linked quarter led by strong loan growth and asset repricing along with slowing deposit repricing Net Interest Margin • 5 bps NIM decrease driven by higher average balances for the trading portfolio and AFS securities • Interest-bearing deposit costs up 7 bps relative to the prior quarter, slowing compared to recent quarters 16 ($Million) Q2 2024 Q1 2024 Q2 2023 Quarterly sequential Quarterly YOY Net Interest Income $296.0 $293.6 $322.3 0.8% (8.1)% Net Interest Margin 2.56% 2.61% 3.00% (5) bps (44) bps Yield on Loans 7.41% 7.40% 7.03% 1 bps 38 bps Tax-equivalent Yield on Earning Assets 5.80% 5.73% 5.29% 7 bps 51 bps Cost of Interest-bearing Deposits 3.76% 3.69% 2.56% 7 bps 120 bps Rate on Interest- bearing Liabilities 4.15% 4.08% 3.27% 7 bps 88 bps Net Interest Income ($Million) $325.7 $308.2 $300.0 $294.1 $296.3 $(3.5) $(3.3) $(0.5) $(0.3) NII excl. Trading * Trading NII 2Q23 3Q23 4Q23 1Q24 2Q24 $0 $100 $200 $300 $400 3.00% 2.69% 2.64% 2.61% 2.56% 3.36% 3.14% 3.03% 2.97% 2.94% Reported NIM NIM excl. Trading * 2Q23 3Q23 4Q23 1Q24 2Q24 2.50% 3.00% 3.50% 4.00% Net Interest Margin * Non-GAAP measure

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Fee Income - Markets & Securities 17 ($Million) Q2 2024 Qtr. Seq. $ Change Qtr. Seq. % Change Qtr. YOY % Change Trading Fees $ 27.7 $ (9.8) (26.1)% (25.0)% Mortgage Banking 18.6 (0.3) (1.8)% 23.0% Customer Hedging Fees 6.8 0.4 7.0% (50.4)% Brokerage & Insurance Fees 4.8 0.1 3.1% (21.7)% Syndication Fees 3.9 0.8 27.4% 14.2% Investment Banking Fees 9.8 2.2 28.4% 103.1% Markets & Securities $ 71.6 $ (6.5) (8.3)% (10.6)% * The year-over-year decrease of 21.7% is affected by the sale of our insurance brokerage business in Q4 of 2023. Excluding that impact, Brokerage fees would have increased 45.7%. Trading Fees • Decreased 26.1% during the quarter driven by trading spread compression Mortgage Banking • Consistent with Q1 reflecting higher production volume from 2023 as the origination market strengthens Syndication and Investment Banking Fees • Increased $3.0 million reflecting higher underwriting and syndication activity

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Fee Income - Asset Management & Transactions 18 ($Million) Q2 2024 Qtr. Seq. $ Change Qtr. Seq. % Change Qtr. YOY % Change Markets & Securities $ 71.6 $ (6.5) (8.3)% (10.6)% Fiduciary & Asset Management 57.6 2.3 4.1% 8.6% Transaction Card 27.2 1.8 6.9% 4.8% Deposit Service Charges & Fees 29.6 0.9 3.1% 9.1% Other Revenue 14.0 1.1 8.1% (1.8)% Asset Management & Transactions 128.4 6.0 4.9% 6.7% Total Fees & Commissions $ 200.0 $ (0.5) (0.3)% (0.2)% B+A A B Fiduciary & Asset Management • Assets under management and administration (“AUMA”) increased $1.9 billion during the quarter and margins were stable at 21 bps • Increase in revenue primarily driven by seasonal tax preparation fees. Transaction Card • Increase due to the seasonal volume of transactions processed

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Expenses 19 ($Million) Q2 2024 Q1 2024 Q2 2023 % Incr. Seq. % Incr. YOY Personnel Expense $191.1 $202.7 $190.7 (5.7)% 0.2% Other Operating Expense $145.6 $137.7 $128.0 5.7% 13.7% Total Operating Expense $336.7 $340.4 $318.7 (1.1)% 5.7% Efficiency Ratio 59.8% 67.1% 58.7% --- --- • Quarterly personnel expenses decreased $11.6 million due to lower incentive compensation costs, regular compensation and employee benefits • Other operating expense increased $7.9 million ◦ Included a $13.6 million contribution to the BOKF Foundation ◦ Partially offset by a reduction in FDIC special assessment costs recognized during the quarter

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic 2024 Full Year Outlook 20 • Additionally, we expect to continue opportunistic share repurchase activity. • Changes to outlook shown in Bold font *Refer to Slide #2 regarding forward looking statements, expectations above assume no change to economic environment. Business Driver FY as of 7/23/24 FY as of 4/24/24 Notes Loans (EOP) No change +5% to +7% Deposits (EOP) No change Modest growth Loan to deposit ratio is expected to remain in the 70% area. Investment Securities No change Flat Net Interest Income ~$1.2 billion Just over $1.2 billion Assumes 1 rate cut in November vs. 2 rate cuts in previous guidance. Fees & Commissions Near $825 million $825 to $850 million Expense Growth No change Mid-single digits Applies to the baseline of 2023 full year expenses of $1.33 billion adjusted for the FDIC special assessment and BOKFI sales expenses totaling $47.2 million. Efficiency Ratio ~64% ~65% Average over the course of the year. Provision Expense Near to slightly below 2023 Similar to 2023 Assumes consistent economic outlook, combined reserve levels remaining stable, eventual migration of credit to more normal historical levels.

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Appendix 21

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Additional Details 22 ◦ Period-end loan balances grew $381 million led by loan growth in commercial balances, partially offset by normal CRE payoff activity ◦ Average deposits increased $627 million in Q2, with the mix continuing to shift to interest bearing. Deposit balances continue to grow slightly ◦ Loan to deposit ratio was consistent with Q1 at 68%, and remaining well below pre-pandemic level of 79% at Dec. 31, 2019 ◦ Assets under management or administration increased $1.9 billion, primarily due to improved market valuations ($Billion) Q2 2024 Quarterly Sequential Quarterly YOY Period-End Loans $24.6 1.6% 5.7% Average Loans $24.4 1.8% 6.5% Period-End Deposits $36.2 2.4% 8.9% Average Deposits $35.7 1.8% 10.1% Fiduciary Assets $61.9 2.6% 7.0% Assets Under Management or Administration $107.5 1.8% 3.7%

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Transaction Processing CAGR: 5.0% CAGR: 6.7% Debit Processing & ATM Network • Operates nationally • More than 75% of clients are outside of Oklahoma • Clients: Banks, Credit Unions and C-store chains • 800+ million EFT transactions processed in 2023 • Second consecutive record year for debit processing, ATM, and Merchant sales in 2023 Merchant Payment Processing • Process payments for 4,500 merchant and cash advance locations • In 2023, processed $3.7 billion in merchant sales MERCHANT VOLUME ($Million) EFT TRANSACTION VOLUMES (Million) Transaction Processing Volume as of 12/31/2023 Transaction processing operations 23 0 100 200 300 400 500 600 700 800 900 2023 2016 $— $1,000 $2,000 $3,000 $4,000 2023 2016

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Mortgage Banking • Retail origination channel that has averaged $2.3 billion in origination volume over the last 5-years ◦ YTD Net Promoter Score of 90 vs. national benchmark of 49 • In-house mortgage servicing platform that services $22.2 billion of mortgages representing 126 thousand accounts at June 30, 2024 • Recognized as a awarded high-performing mortgage servicer with Fannie Mae's STAR award for 2023 Servicing and Origination Revenue ($Million) Mortgage Banking Revenue as of 6/30/2024 Servicing Portfolio Balance ($Billion) Servicing Origination 24 $(50) $— $50 $100 $150 $200 TTM June 2024 2023 2022 2021 2020 $— $5.0 $10.0 $15.0 $20.0 $25.0 June 2024 2023 2022 2021 2020

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Healthcare Banking Outstandings totaled $4.2 billion across 40 states at 6/30/2024 Healthcare portfolio characteristics: • Favorable spreads • Above-average loan utilization rates • Predominately BOK Financial originated commitments - less than 12% of commitments from broadly syndicated transactions • Senior housing commitments real-estate collateralized and secured • Favorable credit metrics CAGR: 9.1% Senior Housing Hospitals Medical Services Portfolio Composition as of 6/30/2024 Loans outstanding ($Million) Strong Credit Performance 25 9% 8% 83% $— $1,000 $2,000 $3,000 $4,000 June 2024 2016 Net charge-offs 2017 2018 2019 2020 2021 2022 2023 Senior Housing 0.00% 0.00% 0.10% 0.00% 0.01% 0.02% 0.07% Hospitals 1.92% 2.04% 2.24% 0.09% 0.04% -0.09% 0.00% Medical Services 1.28% -0.32% -0.08% 0.01% -0.02% -0.03% -0.01%

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Securities and Interest Rate Risk Position Interest Rate Risk • Approximately 74% of the total loan portfolio is variable rate or fixed rate that reprice within a year • Approximately 81% of Commercial and Commercial Real Estate portfolios are variable rate or fixed rate that reprice within a year • Sensitivity to betas - The impact of decreasing our deposit beta by 10% in a down -100 interest rate scenario is -0.27% on NII 26 Scenario* Δ NII % Δ NII $ Down 200 Ramp, year 1 0.99% $12.3 million Down 100 Ramp, year 1 0.24% $3.0 million Up 100 Ramp, year 1 -0.76% -$9.5million Up 200 Ramp, year 1 -3.21% -$39.8 million Securities Portfolio • Short duration with limited extension, current portfolio duration is 3.1 years, extending to only 3.6 years if rates increase 300bps • RMBS portfolio is all "AAA" rated with average credit enhancement of ~16% • Portfolio runoff for Q2 2024 was $606 million 92% 6% 3% Govt/GSE Guaranteed RMBS Muni BOKF Securities by Guarantee Type 6/30/2024

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic